UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On March 11, 2014, Abercrombie & Fitch Co. (the “Registrant”) presented at the Bank of America Merrill Lynch 2014 Consumer & Retail Conference in New York City, New York. A copy of the transcript of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the March 11, 2014 presentation, on March 11, 2014 the Registrant also made available on its website the supporting materials for the presentation. These supporting materials, which are available under the “Investor Presentations” tab in the “Investors” section of the Registrant's website, located at www.abercrombie.com, are furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8‑K:

Exhibit No.	Description

99.1	Transcript of the presentation made at the Bank of America Merrill Lynch 2014 Consumer and Retail Conference by management of Abercrombie & Fitch Co. on March 11, 2014
99.2
Supporting materials made available by Abercrombie & Fitch Co. on March 11, 2014 in connection with the presentation made at the Bank of America Merrill Lynch Consumer and Retail Conference by management of Abercrombie & Fitch Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: March 17, 2014	By: /s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.        Description

99.1	Transcript of the presentation made at the Bank of America Merrill Lynch 2014 Consumer and Retail Conference by management of Abercrombie & Fitch Co. on March 11, 2014

99.2
Supporting materials made available by Abercrombie & Fitch Co. on March 11, 2014 in connection with the presentation made at the Bank of America Merrill Lynch Consumer and Retail Conference by management of Abercrombie & Fitch Co.